Q3 Webcast and Call November 4, 2021

2 Legal Disclaimer This presentation contains forward-looking statements. Forward-looking statements describe future expectations, plans, results or strategies and are generally preceded by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” and similar expressions (including the negative thereof). Forward-looking statements in this presentation include, but are not limited to, statements regarding: (i) growth drivers and expected levels of our organic growth; (ii) improvements to our manufacturing cost efficiency; (iii) the impact of our investment in R&D and commercial initiatives; (iv) our ability to stay in front of competitors’ improvements in technologies; (v) anticipated milestones; (vi) integration of BioDiscovery into our business; and (vii) other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Forward-looking statements are based only on current information, assumptions and expectations, and involve a number of risks and uncertainties relating to (i) challenges inherent in developing, manufacturing and commercializing products; (ii) the timing and mix of customer orders among our products; (iii) our ability to further deploy new products and applications and expand the markets for our technology platforms; (iv) third parties’ abilities to manufacture our instruments and consumables; (v) the success of products competitive with our own; (vi) our expectations and beliefs regarding future growth of the business and the markets in which we operate; (vii) the accuracy of our estimates ; (viii) our expectations and beliefs regarding the combined business following the acquisition of BioDiscovery, (ix) our ability to fund our operations; and (x) the application of generally accepted accounting principles which are highly complex and involve many subjective assumptions. We are under no duty to update any of these forward- looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements contained in this presentation. More information about these and other statements, risks and uncertainties is contained in our filings with the U.S. Securities and Exchange Commission. All forward- looking statements contained in this presentation speak only as of the date on which they were made. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, occurrence of future events or otherwise except as required by applicable law.

+ Creating the Leading Variant Analysis Platform in Genomics

4 Acquisition Expected to Accelerate and Broaden Bionano’s Market Leadership in Cytogenomics and Comprehensive Genome Analysis • Our vision is to make OGM ubiquitous, this vision requires exceptional software • Delivering seamless integration with as many data types as possible, OGM can be used more broadly • Enables Bionano to offer the most comprehensive genome analysis by combining NGS with OGM data in one integrated workflow • We would have the only proprietary data type (OGM) within this software ecosystem • Transforms Bionano into a genomics data solutions provider Data Integration

5 Integration Plan & Operational Structure • Dr. Soheil Shams becomes Chief Informatics Officer (CIO) of Bionano • Location in El Segundo, CA, preserved as Bionano software hub • CIO integrated into Bionano software/informatics programs – Drive integration of SV analysis pipelines into NxClinical software – Streamline consolidation of Access/Solve and NxClinical software – Integrate NGS and microarray data with OGM data to create potentially the most comprehensive genomics software in one seamless workflow • World class team of software engineers, computational biologists, algorithm developers, and an experienced commercial team with expertise supporting genome analysis

6 Summary of Q3 Results R. Erik Holmlin CEO eholmlin@bionanogenomics.com

7 Q3 2021: Creating Momentum Heading into YE Q2 New Applications in Prenatal Testing, Cancer Research & Development Presented 24 10 New Publications in Q3 Talks and Posters Saphyr Systems Shipped 141 total installed Advancing Go to Market – Bionano Data Centric Services, Reagent Rentals & Capital Purchase Total Revenue: $4.7M Global Adoption of Saphyr Strong adoption throughout target geographies, including the US, and new markets for prenatal analysis, cancer research and drug development 11 Presentations on OGM ADDED EXPERIENCED TALENT TO SALES, MARKETING, AND CUSTOMER SUPPORT TEAMS NEW GLOBAL REGIONS & ADOPTIONS 30 Alex Helm Vice President Strategic Product Marketing Amanda Hernandez Vice President Global Sales Training & Development Bob Hertsenberg Director North America Sales Amanda Lettmann Vice President Global Customer Experience Stephanie Hoyle Vice President Global Corporate Marketing

Clinically Focused Publications in Q3, 2021

Clinical area of focus	Authors	Institution	Database/Journal	Key findings
OGM as a tool in clinical cytogenetics/genomics	Khan, W.A. and Toledo, D.M.	Dartmouth	Adv. in Mol. Path.	Review OGM in the clinic
Solid tumor: Medulloblastoma	Chapman, O., et al	UCSD	bioRxiv	Presence of extrachromosomal DNA in MD is associated with relapse
Constitutional case study: Choroideremia	Fadaie, Z., et al	Radboud NL	HGG Advances	OGM identifies an inverted duplication as pathogenic cause of disease
Benchmarking: GIAB	Wagner, J., et al	NIST	bioRxiv	Improvements in calling variants in medically relevant genes
Constitutional: Postnatal	Shieh, J.T., et al	UCSF	NPJ Genomic Med.	40% Improved diagnostic yield in a cohort of neurodevelopmental disorders by OGM + NGS
Basic science: Genome characterization	Wong, J., et al	Drexel	Genomics	Method for identification of mobile elements using OGM
Solid tumor: Non-small cell lung carcinoma	Xia, L., et al	West China Hospital	Cell Rep.	Combining OGM + NGS finds new biomarkers in NSCLC
Constitutional: FSHD1	Stence, A.A., et al	U. Iowa	J. of Mol. Diagnostics	Largest clinical cohort (351 pts) on OGM – FSHD1
Constitutional: Risk for Atypical teratoid rhabdoid tumors	Sabatella, M., et al	Utrecht NL	Journal of Pathology	OGM identifies a pathogenic insertion missed by short and long read WGS
Hematological malignancies: Multiple myeloma	Kriegova, E., et al	Palacky U.,Czech	Scientific Reports	OGM analysis of multiple myeloma cohort provides new biomarkers
Basic science: Optical replication mapping	Wang, W., et al	FSU,Curie,U.Mass	Molecular Cell	First publication of optical replication mapping for studying DNA replication
Constitutional: Cytogenetics	Mantere, T., et al	Radboud NL	AJHG	100% concordance with SOC for 85 pts with constitutional disorders
Heme malignancies: Cytogenetics	Neveling, K., et al	Radboud NL	AJHG	100% concordance with SOC for 52 pts with hematologic malignancies
Constitutional: Hemophilia	Fahiminiya, S., et al	U. Montreal	Hemophilia	Detection of recurrent pathogenic inversion causing hemophilia bionano GENOMICS

8

9 Clinical Affairs Summary

10 Four Large Clinical Studies Getting Underway to Support Penetration of our Target Markets & Support Potential Third-Party Reimbursement Constitutional - Prenatal - Constitutional - Pediatric - Oncology - Heme Malignancies - Oncology - Solid Tumor - Amnio & CVS Illustrate HOW Saphyr can help with NIPT + cases and no-calls • IRB approval  Site recruitment  Site training started  New assay launched  Already enrolled 100+ Goal to become SOC* & detect balanced SVs Peripheral blood, expand into others • IRB approval  1000 subjects  500 enrolled  +200 from Q2 • Data generation Goal to become SOC* w/ detection of all classes of SVs by OGM Peripheral blood, BMA (leukemia/lymphoma)  Site recruitment • Site contracts • Expected study initiation: Q1, 2022 Goal to become SOC* Fresh/frozen tumor tissue, expand into others indicated for breast, colon, GBM melanoma, lung, etc. • Expected study initiation: Q4, 2022 Goal to become SOC* *SOC = Standard of Care  = Update from Q2

11 Financial Overview Chris Stewart CFO cstewart@bionanogenomics.com

12 Q3 2021 – Financial Results and Key Highlights • Total revenue was $4.7M, up 112% from Q3 2020 • Year-on-year revenue was up in all geographies and across both product and service revenue • Post quarter-end, BioDiscovery acquisition is expected to be moderately accretive Strong cash and short-term investments position with $326M to end Q3 2021 3Q21 $M, except EPS Actual Revenue $4.7 Cost of Revenue 3.5 Gross Profit 1.2 Gross Margin % 24.8% Operating Expense 21.8 Operating Income (Loss) (20.7) Other Expense (Income) (0.1) Net Income (Loss) $ (20.8) Weighted avg shares (M) 280 EPS $ (0.07) Cash $326

13 Summary R. Erik Holmlin CEO eholmlin@bionanogenomics.com

14  Commercial release of prenatal assays for Saphyr and expansion of Saphyr’s menu of pediatric assays Key Anticipated Milestones Expected to Drive Value for BNGO 3Q  Accreditation of Saphyr based LDTs for ALL & FSHD in certain EU markets 2Q 4Q • Interim publication of results from pediatric clinical study  Validation of 3 LDTs total by sites in our prenatal and pediatric clinical studies • Prototype of next-gen high throughput Saphyr • Targeted installed base of 150 systems, potentially a 50% increase over year end 2020 2021

Questions & Answers Contact: R. Erik Holmlin CEO eholmlin@bionanogenomics.com Chris Stewart CFO cstewart@bionanogenomics.com

16 To continuously innovate to bring new capabilities that accelerate throughput Bionano Genomics: 3 Key Areas of Focus In clinical research and discovery research markets where OGM complements any type of sequencing Through Bionano pivotal clinical studies and third- party support and advocacy Building momentum to drive adoption of OGM GROW the installed base EXPAND the utility of OGM VALIDATE OGM with critical mass of clinical data